     As filed with the Securities and Exchange Commission on March 21, 2000
                                                      Registration No. 333-32810
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                         PRE-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------
                              GLOBAL CROSSING LTD.
             (Exact name of registrant as specified in its charter)

                                ---------------

         Bermuda                       4813                     98-0189783
     (State or other       (Primary standard industrial      (I.R.S. employer
   jurisdiction of            classification number)          identification
    incorporation or                                            number)
    organization)

                                  Wessex House
                                 45 Reid Street
                             Hamilton HM12, Bermuda
                                 (441) 296-8600
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------
                             CT Corporation System
                                 1633 Broadway
                               New York, NY 10019
                                 (212) 479-8200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------
                                   Copies to:

            D. RHETT BRANDON, ESQ.                         JAMES C. GORTON, ESQ.
          Simpson Thacher & Bartlett                        Global Crossing Ltd.
             425 Lexington Avenue                          360 N. Crescent Drive
              New York, NY 10017                          Beverly Hills, CA 90210
                (212) 455-2000                                 (310) 385-5200

                                ---------------

        Approximate date of commencement of proposed sale to the public:
   From time to time after this Registration Statement becomes effective as determined by market conditions and other factors.
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which shall specifically state that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Please note that, in this pre-effective amendment no. 1, we are only filing
Part II of this registration statement, including the exhibits indicated in item 16 of this document. You may find a copy of the prospectus that is a part of this registration statement in our filing of this registration statement dated March 20, 2000.

                                    PART II

Item 14. Other Expenses of Issuance and Distribution.

   The registrant estimates that expenses in connection with the offering described in this Registration Statement will be as follows:

      SEC registration fee.......................................... $
      Nasdaq National Market listing fee............................
      Bermuda Stock Exchange listing fee............................
      Printing and engraving expenses...............................
      Accounting fees and expenses..................................
      Blue Sky fees and expenses....................................
      Transfer agent and registrar fees.............................
      Miscellaneous.................................................
                                                                     ---
        Total....................................................... $

Item 15. Indemnification of Directors and Officers.

   The Bye-laws of the Registrant provide for indemnification of the Registrant's officers and directors against all liabilities, loss, damage or expense incurred or suffered by such party as an officer or director of the Registrant; provided that such indemnification shall not extend to any matter which would render it void pursuant to the Companies Act of 1981 as in effect from time to time in Bermuda.

   The Companies Act provides that a Bermuda company may indemnify its directors in respect of any loss arising or liability attaching to them as a result of any negligence, default, breach of duty or breach of trust of which they may be guilty. However, the Companies Act also provides that any provision, whether contained in the company's bye-laws or in a contract or arrangement between the company and the director, indemnifying a director against any liability which would attach to him in respect of his fraud or dishonesty will be void.

   The directors and officers of the Registrant are covered by directors' and officers' insurance policies maintained by the Registrant.

Item 16. Exhibits.

   The following is a complete list of Exhibits filed as part of this Registration Statement, which are incorporated herein:

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 1.1     Form of Underwriting Agreement for [Common Stock] [Preferred Stock]
         (filed herewith).
 1.2     Form of Underwriting Agreement for [Convertible] [Senior]
         [Subordinated] Debt Securities (filed herewith).
 2.1     Agreement and Plan of Merger, dated as of March 16, 1999 (the
         "Frontier Merger Agreement"), among the Registrant, Frontier
         Corporation and GCF Acquisition Corp. (incorporated by reference to
         Exhibit 2 to the Registrant's Current Report on Form 8-K filed on
         March 19, 1999 (the "March 19, 1999 8-K")).
 2.2     Consent and Amendment No. 1 to the Frontier Merger Agreement, dated as of May 16, 1999, among the Registrant, GCF Acquisition Corp. and
         Frontier Corporation (incorporated by reference to Exhibit 2 to the
         Registrant's Current Report on Form 8-K filed on May 18, 1999 (the
         "May 18, 1999 8-K")).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 2.3     Amendment No. 2 to the Frontier Merger Agreement, dated as of
         September 2, 1999, among the Registrant, GCF Acquisition Corp. and
         Frontier Corporation (incorporated by reference to Exhibit 2 to the
         Registrant's Current Report on Form 8-K filed on September 3, 1999
         (the "September 3, 1999 8-K")).
 2.4     Sale and Purchase Agreement, dated as of April 26, 1999, between Cable
         & Wireless plc and the Registrant (incorporated by reference to
         Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed on
         July 16, 1999 (the "July 16, 1999 8-K")).
 2.5     Amendment to the Sale and Purchase Agreement, dated as of June 25,
         1999, between Cable & Wireless plc and the Registrant (incorporated by reference to Exhibit 2.2 to the July 16, 1999 8-K).
 2.6     Agreement and Plan of Merger, dated as of May 16, 1999, between the
         Registrant and U S West, Inc. (incorporated by reference to Exhibit 2 to the Registrant's Current Report on Form 8-K filed on May 21, 1999
         (the "May 21, 1999 8-K")).
 2.7     Letter Agreement, dated as of May 16, 1999, between the Registrant and
         U S West, Inc. (incorporated by reference to Exhibit 99 to the May 21,
         1999 8-K).
 2.8     Termination Agreement, dated as of July 18, 1999, between the
         Registrant and U S West, Inc. (incorporated by reference to Exhibit
         10.1 to the Registrant's Current Report on Form 8-K filed on July 20,
         1999 (the "July 20, 1999 8-K")).
 2.9     Agreement and Plan of Merger, dated as of February 22, 2000, among the
         Registrant, Georgia Merger Sub Corporation, IPC Communications, Inc.,
         IPC Information Systems, Inc., Idaho Merger Sub Corporation and IXnet,
         Inc. (incorporated by reference to Exhibit 2.10 to Registrant's annual report on Form 10-K for the year ended December 31, 1999).
 3.1     Memorandum of Association of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-
         1/A filed on July 2, 1998 (the "July 2, 1998 S-1/A")).
 3.2     Certificate of Incorporation of Change of Name of the Registrant dated
         April 30, 1998 (incorporated by reference to Exhibit 3.3 to the
         Registrant's Registration Statement on Form S-1/A filed on July 23,
         1998 (the "July 23, 1998 S-1/A")).
 3.3     Memorandum of Increase of Share Capital of the Registrant dated July
         9, 1998 (incorporated by reference to Exhibit 3.4 to the July 23, 1998
         S-1/A).
 3.4     Memorandum of Increase of Share Capital of the Registrant dated
         September 27, 1999 (incorporated by reference to Exhibit 3.1 to the
         Registrant's Quarterly Report on Form 10-Q filed on November 15, 1999
         (the "November 15, 1999 10-Q")).
 3.5     Bye-laws of the Registrant as in effect on October 14, 1999
         (incorporated by reference to Exhibit 3.2 to the November 15, 1999 10-
         Q).
 3.6     Certificate of Designations of 6 3/8% Cumulative Convertible Preferred
         Stock of the Registrant dated November 5, 1999 (incorporated by reference to Exhibit 3.3 to the November 15, 1999 10-Q).
 3.7     Certificate of Designations of 7% Cumulative Convertible Preferred
         Stock of the Registrant, dated December 15, 1999 (incorporated by reference to Exhibit 3.9 to the Global Crossing Holdings Ltd.
         Registration Statement on Form S-4 filed on January 11, 2000 (File No.
         333-94449)).
 3.8     Certificate of Designations of 6 3/8% Cumulative Convertible Preferred
         Stock, Series B, of the Registrant, dated January 12, 2000
         (incorporated by reference to Registrant's annual report on Form 10-K for the year ended December 31, 1999).
 4.1     Certificate of Designations of 10 1/2% Senior Exchangeable Preferred
         Stock Due 2008 of Global Crossing Holdings Ltd. dated December 1, 1998
         (incorporated by reference to Schedule A to Exhibit 3.2 to the Global
         Crossing Holdings Ltd. Registration Statement on Form S-4 filed on
         December 22, 1998.)
 4.2     Indenture, dated as of May 18, 1998, between Global Crossing Holdings
         Ltd. and United States Trust Company of New York, as Trustee
         (incorporated by reference to Exhibit 4.2 to the Global Crossing
         Holdings Ltd. Registration Statement on Form S-4 filed on December 22,
         1998).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 4.3     Supplemental Indenture, dated as of June 25, 1999, between Global
         Crossing Holdings Ltd. and United States Trust Company of New York, to
         the Indenture dated as of May 18, 1998 (incorporated by reference to
         Exhibit 4.4 to the Registrant's Registration Statement on Form S-4
         filed on July 12, 1999).
 4.4     Credit Agreement, dated as of July 2, 1999, among the Registrant,
         Global Crossing Holdings Ltd., the Lenders party thereto and The Chase
         Manhattan Bank as Administrative Agent (incorporated by reference to
         Exhibit 10.7 to the Registrant's Registration Statement on Form S-4/A
         filed on August 5, 1999).
 4.5     Indenture, dated as of November 19, 1999, among Global Crossing Ltd.,
         Global Crossing Holdings Ltd. and United States Trust Company of New
         York (incorporated by reference to Exhibit 4.5 to the Global Crossing
         Holdings Ltd. Registration Statement on Form S-4 filed on January 11,
         2000 (File No. 333-94449)).
         Except as hereinabove provided, there is no instrument with respect to long-term debt of the Registrant and its consolidated subsidiaries under which the total authorized amount exceeds 10 percent of the total consolidated assets of the Registrant. The Registrant agrees to furnish to the SEC upon its request a copy of any instrument relating to long-term debt.
 4.6     Form of Indenture between the Registrant and United States Trust
         Company of New York, as Trustee (filed herewith).
 4.7     Form of Certificate of Designations, Powers, Preferences and Rights
         for Preferred Stock (filed herewith).
 4.8     Form of Common Stock Certificate. (The Form of Common Stock
         Certificate included as Exhibit 4.1 to the Registrant's registration statement on Form S-1 filed on July 23, 1998 is hereby incorporated herein by reference.)
 4.9     Form of Preferred Stock Certificate (filed herewith).
 4.10    Form of Debt Warrant Agreement (filed herewith).
 4.11    Form of Equity Warrant Agreement (filed herewith).
 4.12    Form of Debt Security (filed herewith).
 5.1     Opinion of Appleby, Spurling & Kempe (to be filed by amendment).
 10.1    Project Development and Construction Contract, dated as of March 18,
         1997, among AT&T Submarine Systems, Inc. and Atlantic Crossing Ltd.
         (formerly Global Telesystems Ltd.) (incorporated by reference to
         Exhibit 10.2 to the July 23, 1998 S-1/A).
 10.2    Project Development and Construction Contract, dated as of April 21,
         1998, among Tyco Submarine Systems, Ltd. and Pacific Crossing Ltd.
         (incorporated by reference to Exhibit 10.3 to the July 23, 1998 S-
         1/A).
 10.3    Project Development and Construction Contract, dated as of June 2,
         1998, among Alcatel Submarine Networks and Mid-Atlantic Crossing Ltd.
         (incorporated by reference to Exhibit 10.4 to the July 23, 1998 S-
         1/A).
 10.4    Project Development and Construction Contract, dated as of July 21,
         1998, among Tyco Submarine Systems, Ltd. and Pan American Crossing
         Ltd. (incorporated by reference to Exhibit 10.5 to the Registrant's
         Quarterly Report on Form 10-Q filed on November 16, 1998).
 10.5    Project Development and Construction Contract, dated as of July 30,
         1999, among Alcatel Submarine Networks and South American Crossing
         Ltd. (incorporated by reference to Exhibit 10.5 to the Global Crossing
         Holdings Ltd. Registration Statement on Form S-4 filed on January 11,
         2000 (File No. 333-94449) (portions have been omitted pursuant to a request for confidential treatment).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 10.6    Lease made as of October 1, 1999 between North Crescent Realty V, LLC and Global Crossing Development Company (incorporated by reference to
         Exhibit 10.1 to the November 15, 1999 10-Q).
 10.7    Form of Stockholders Agreement dated as of August 12, 1998 among the
         Registrant and the investors named therein (incorporated by reference to Exhibit 9.1 to the July 23, 1998 S-1/A).
 10.8    Form of Registration Rights Agreement dated as of August 12, 1998 among the Registrant and the investors named therein (incorporated by reference to Exhibit 4.4 to the July 23, 1998 S-1/A).
 10.9    Voting Agreement, dated as of March 16, 1999, among certain shareholders of the Registrant parties thereto, Frontier Corporation and, for certain purposes only, the Registrant (incorporated by reference to Exhibit 10.2 to the March 19, 1999 8-K).

 10.10   Second Reaffirmation of Voting Agreement and Share Transfer
         Restriction Agreement, dated as of September 2, 1999 (incorporated by reference to Annex S-B to the joint proxy statement/prospectus supplement included in the Registrant's Registration Statement on Form
         S-4 filed on September 8, 1999 (the "September 8, 1999 S-4").
 10.11 Share Transfer Restriction Agreement, dated as of September 2, 1999, among certain shareholders of Global Crossing Ltd., certain shareholders of Frontier Corporation and Global Crossing Ltd.
         (incorporated by reference to Annex S-C to the joint proxy statement/prospectus supplement included in the September 8, 1999 S-
         4).
 10.12 Tender Offer and Purchase Agreement, dated as of May 16, 1999, between the Registrant and U S WEST, Inc. (incorporated by reference to
         Exhibit (c)(2) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21,
         1999).
 10.13   Standstill Agreement dated as of May 16, 1999 between U S WEST, Inc.
         and the Registrant (incorporated by reference to Exhibit (c)(4) to U S
         WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.14 Voting Agreement dated as of May 16, 1999 between U S WEST, Inc. and the Registrant (incorporated by reference to Exhibit (c)(3) to U S
         WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.15   Tender and Voting Agreement dated as of May 16, 1999 among U S WEST,
         Inc., the Registrant and the shareholders party thereto (incorporated by reference to Exhibit (c)(5) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.16 Agreement dated as of May 16, 1999 among the Registrant and the shareholders party thereto (incorporated by reference to Exhibit
         (c)(6) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.17 Transfer Agreement dated as of May 16, 1999 among the Registrant and the shareholders party thereto (incorporated by reference to Exhibit
         (c)(8) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.18   Amendment No. 1 dated as of July 18, 1999 to Tender Offer and Purchase
         Agreement dated as of May 16 1999 between the Registrant and U S WEST,
         Inc. (incorporated by reference to Exhibit 10.2 to the July 20, 1999
         8-K).
 10.19   Agreement, dated as of July 18, 1999, between Qwest Communications
         International Inc. and the Registrant (incorporated by reference to Exhibit 10.3 to the July 20, 1999 8-K).
 10.20   Agreement, dated as of July 18, 1999, between Global Crossing Holdings
         Ltd. and Qwest Communications International Inc. (incorporated by reference to Exhibit 10.4 to the July 20, 1999 8-K).
 10.21   Registration Rights Agreement, dated as of November 5, 1999, among the
         Registrant and the initial purchasers of the Registrant's 6 3/8%
         Cumulative Convertible Preferred Stock named therein (incorporated by reference to Exhibit 10.21 to the Registrant's Registration Statement on Form S-3 (File No. 333-94805) filed on January 18, 2000).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 10.22   1998 Global Crossing Ltd. Stock Incentive Plan, as amended and restated effective December 7, 1999 (incorporated by reference to
         Exhibit 10.21 to the Global Crossing Holdings Ltd. Registration
         Statement on Form S-4 filed on January 11, 2000 (File No. 333-94449)).
 10.23   Form of Non-Qualified Stock Option Agreement as in effect on September
         30, 1999 (incorporated by reference to Exhibit 10.2 to the November
         15, 1999 10-Q).
 10.24   Frontier Corporation Supplemental Retirement Savings Plan as amended and restated effective January 1, 1996 (incorporated by reference to
         Exhibit 10.13 to Frontier Corporation's Annual Report on Form 10-K
         filed March 28, 1997).
 10.25   Amendment No. 1, effective March 16, 1999, to Frontier Corporation
         Supplemental Retirement Savings Plan (incorporated by reference to
         Exhibit 10.2 to Frontier Corporation's Quarterly Report on Form 10-Q
         filed August 3, 1999).
 10.26   Amendment No. 2, dated September 21, 1999, to Frontier Corporation
         Supplemental Retirement Savings Plan (incorporated by reference to
         Exhibit 10.5 to the November 15, 1999 10-Q).
 10.27   Employment Agreement dated as of February 19, 1999 between the
         Registrant and Robert Annunziata (incorporated by reference to Exhibit
         10.8 to the Registrant's Quarterly Report on Form 10-Q filed on May
         10, 1999).
 10.28   Executive Contract dated January 1, 1998 between Joseph P. Clayton and
         Frontier Corporation (incorporated by reference to Exhibit 10.22 to
         Frontier Corporation's Annual Report on Form 10-K filed March 26,
         1998).
 10.29   Amendment dated May 1, 1999 to Executive Contract between Joseph P.
         Clayton and Frontier Corporation (incorporated by reference to Exhibit
         10.9 to the November 15, 1999 10-Q).
 10.30   Sale Agreement, dated October 10, 1999, among Controls and
         Communications Limited, The Racal Corporation, Racal Electronics plc
         and the Registrant (incorporated by reference to Exhibit 2.1 of the
         Registrant's Current Report on Form 8-K filed on October 21, 1999).
 10.31   Subscription and Sale and Purchase Agreement, dated November 15, 1999, among Hutchison Whampoa Limited, Hutchison Telecommunications Limited,
         the Registrant and HCL Holdings Limited (incorporated by reference to
         Exhibit 10.33 to the Global Crossing Holdings Ltd. Registration
         Statement on Form S-4 filed on January 11, 2000 (File No. 333-94449)).
 10.32   Registration Rights Agreement, dated as of December 15, 1999, among the Registrant and the initial purchasers of the Registrant's 7%
         Cumulative Convertible Preferred Stock named therein (incorporated by reference to Exhibit 10.21 to the Registrant's Registration Statement
         on Form S-3 (File No. 333-94803) filed on January 18, 2000).
 10.33   Employment Agreement, dated as of December 5, 1999, between the
         Registrant and Leo J. Hindery, Jr. (incorporated by reference to
         Exhibit 10.32 to the Registrant's annual report on Form 10-K for the year ended December 31, 1999).
 10.34   Form of Change in Control Agreement between the Registrant and
         Executive Officers of the Registrant approved by the Board of
         Directors in January 2000 (incorporated by reference to Exhibit 10.33 to the Registrant's annual report on Form 10-K for the year ended
         December 31, 1999).
 10.35   Employment Agreement, dated as of December 3, 1999, between the
         Registrant and John A. Scarpati (incorporated by reference to Exhibit
         10.36 to Registrant's annual report on Form 10-K for the year ended
         December 31, 1999).
 12.1    Statement of Computation of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to Registrant's annual report on Form 10-K for the year ended December 31, 1999).
 21.1    Subsidiaries of the Registrant (incorporated by reference to Exhibit
         21.1 to Registrant's annual report on Form 10-K for the year ended
         December 31, 1999).

 Exhibit
 Number                        Exhibit Description
 -------                       -------------------
 23.1    Consent of Arthur Andersen (filed herewith).
 23.2    Consent of PricewaterhouseCoopers LLP (filed herewith).
 23.3    Consent of KPMG Audit Plc (filed herewith).
 23.4    Consent of Deloitte & Touche (filed herewith).
 23.5    Consent of PricewaterhouseCoopers (filed herewith).
 23.6    Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1).
 24.1    Power of Attorney of the Registrant (previously filed with this
         Registration Statement).

Item 17. Undertakings.

   (1) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

   (2) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   (3) The undersigned registrant hereby undertakes:

     (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     (b) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (c) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
  (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

     (d) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on March 21, 2000.

                                          Global Crossing Ltd.

                                          By:         /s/ Dan J. Cohrs
                                             ----------------------------------
                                             Name: Dan J. Cohrs
                                             Title: Senior Vice President and
                                             Chief FinancialOfficer

                               POWER OF ATTORNEY

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                           Capacity                Date
                 ---------                           --------                ----

                    /*/                     Chairman of the Board and   March 21, 2000
___________________________________________  Director
               Gary Winnick

                    /*/                     Co-Chairman of the Board    March 21, 2000
___________________________________________  and Director
             Lodwrick M. Cook

                    /*/                     Vice Chairman of the Board  March 21, 2000
___________________________________________  and Director
              Thomas J. Casey

                    /*/                     Director; Vice Chairman of  March 21, 2000
___________________________________________  the Board, Asia Global
              Jack M. Scanlon                Crossing

                    /*/                     Chief Executive Officer     March 21, 2000
___________________________________________  and Director; Chairman
              Leo J. Hindery                 and Chief Executive
                                             Officer, GlobalCenter,
                                             Inc.

                    /*/                     President, Chief Operating  March 21, 2000
___________________________________________  Officer and Director
               David L. Lee

                 Signature                           Capacity                Date
                 ---------                           --------                ----

                    /*/                     Director, President,        March 21, 2000
___________________________________________  Global Crossing North
             Joseph P. Clayton               America

                    /*/                     Senior Vice President and   March 21, 2000
___________________________________________  Director
               Barry Porter
                    /*/                     Senior Vice President and   March 21, 2000
___________________________________________  Chief Financial Officer
               Dan J. Cohrs                  (principal financial
                                             officer and principal
                                             accounting officer)

___________________________________________ Director
               Abbott Brown

                    /*/                     Director                    March 21, 2000
___________________________________________
               Jay R. Bloom

                    /*/                     Director                    March 21, 2000
___________________________________________
          William E. Conway, Jr.

                    /*/                     Director                    March 21, 2000
___________________________________________
              Dean C. Kehler

                    /*/                     Director                    March 21, 2000
___________________________________________
            Geoffrey J.W. Kent

                    /*/                     Director                    March 21, 2000
___________________________________________
                Bruce Raben

                    /*/                     Director                    March 21, 2000
___________________________________________
             Michael R. Steed

                    /*/                     Director                    March 21, 2000
___________________________________________
             Robert Annunziata

                    /*/                     Director                    March 21, 2000
___________________________________________
             James F. McDonald

                    /*/                     Director                    March 21, 2000
___________________________________________
               Eric Hippeau

                    /*/                     Director                    March 21, 2000
___________________________________________
          Douglas H. McCorkindale
                                            Director
___________________________________________
                Cunning Fok


* By Power-of-Attorney

             /s/ Dan J. Cohrs               Attorney-in-Fact            March 21, 2000
___________________________________________
               Dan J. Cohrs

                                 EXHIBIT INDEX


 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 1.1     Form of Underwriting Agreement for [Common Stock] [Preferred Stock]
         (filed herewith).
 1.2     Form of Underwriting Agreement for [Convertible] [Senior]
         [Subordinated] Debt Securities (filed herewith).
 2.1     Agreement and Plan of Merger, dated as of March 16, 1999 (the
         "Frontier Merger Agreement"), among the Registrant, Frontier
         Corporation and GCF Acquisition Corp. (incorporated by reference to
         Exhibit 2 to the Registrant's Current Report on Form 8-K filed on
         March 19, 1999 (the "March 19, 1999 8-K")).
 2.2     Consent and Amendment No. 1 to the Frontier Merger Agreement, dated as of May 16, 1999, among the Registrant, GCF Acquisition Corp. and
         Frontier Corporation (incorporated by reference to Exhibit 2 to the
         Registrant's Current Report on Form 8-K filed on May 18, 1999 (the
         "May 18, 1999 8-K")).
 2.3     Amendment No. 2 to the Frontier Merger Agreement, dated as of
         September 2, 1999, among the Registrant, GCF Acquisition Corp. and
         Frontier Corporation (incorporated by reference to Exhibit 2 to the
         Registrant's Current Report on Form 8-K filed on September 3, 1999
         (the "September 3, 1999 8-K")).
 2.4     Sale and Purchase Agreement, dated as of April 26, 1999, between Cable
         & Wireless plc and the Registrant (incorporated by reference to
         Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed on
         July 16, 1999 (the "July 16, 1999 8-K")).
 2.5     Amendment to the Sale and Purchase Agreement, dated as of June 25,
         1999, between Cable & Wireless plc and the Registrant (incorporated by reference to Exhibit 2.2 to the July 16, 1999 8-K).
 2.6     Agreement and Plan of Merger, dated as of May 16, 1999, between the
         Registrant and U S West, Inc. (incorporated by reference to Exhibit 2 to the Registrant's Current Report on Form 8-K filed on May 21, 1999
         (the "May 21, 1999 8-K")).
 2.7     Letter Agreement, dated as of May 16, 1999, between the Registrant and
         U S West, Inc. (incorporated by reference to Exhibit 99 to the May 21,
         1999 8-K).
 2.8     Termination Agreement, dated as of July 18, 1999, between the
         Registrant and U S West, Inc. (incorporated by reference to Exhibit
         10.1 to the Registrant's Current Report on Form 8-K filed on July 20,
         1999 (the "July 20, 1999 8-K")).
 2.9     Agreement and Plan of Merger, dated as of February 22, 2000, among the
         Registrant, Georgia Merger Sub Corporation, IPC Communications, Inc.,
         IPC Information Systems, Inc., Idaho Merger Sub Corporation and IXnet,
         Inc. (incorporated by reference to Exhibit 2.10 to Registrant's annual report on Form 10-K for the year ended December 31, 1999).
 3.1     Memorandum of Association of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-
         1/A filed on July 2, 1998 (the "July 2, 1998 S-1/A")).
 3.2     Certificate of Incorporation of Change of Name of the Registrant dated
         April 30, 1998 (incorporated by reference to Exhibit 3.3 to the
         Registrant's Registration Statement on Form S-1/A filed on July 23,
         1998 (the "July 23, 1998 S-1/A")).
 3.3     Memorandum of Increase of Share Capital of the Registrant dated July
         9, 1998 (incorporated by reference to Exhibit 3.4 to the July 23, 1998
         S-1/A).
 3.4     Memorandum of Increase of Share Capital of the Registrant dated
         September 27, 1999 (incorporated by reference to Exhibit 3.1 to the
         Registrant's Quarterly Report on Form 10-Q filed on November 15, 1999
         (the "November 15, 1999 10-Q")).
 3.5     Bye-laws of the Registrant as in effect on October 14, 1999
         (incorporated by reference to Exhibit 3.2 to the November 15, 1999 10-
         Q).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 3.6     Certificate of Designations of 6 3/8% Cumulative Convertible Preferred
         Stock of the Registrant dated November 5, 1999 (incorporated by reference to Exhibit 3.3 to the November 15, 1999 10-Q).
 3.7     Certificate of Designations of 7% Cumulative Convertible Preferred
         Stock of the Registrant, dated December 15, 1999 (incorporated by reference to Exhibit 3.9 to the Global Crossing Holdings Ltd.
         Registration Statement on Form S-4 filed on January 11, 2000 (File No.
         333-94449)).
 3.8     Certificate of Designations of 6 3/8% Cumulative Convertible Preferred
         Stock, Series B, of the Registrant, dated January 12, 2000
         (incorporated by reference to Registrant's annual report on Form 10-K for the year ended December 31, 1999).
 4.1     Certificate of Designations of 10 1/2% Senior Exchangeable Preferred
         Stock Due 2008 of Global Crossing Holdings Ltd. dated December 1, 1998
         (incorporated by reference to Schedule A to Exhibit 3.2 to the Global
         Crossing Holdings Ltd. Registration Statement on Form S-4 filed on
         December 22, 1998.)
 4.2     Indenture, dated as of May 18, 1998, between Global Crossing Holdings
         Ltd. and United States Trust Company of New York, as Trustee
         (incorporated by reference to Exhibit 4.2 to the Global Crossing
         Holdings Ltd. Registration Statement on Form S-4 filed on December 22,
         1998).
 4.3     Supplemental Indenture, dated as of June 25, 1999, between Global
         Crossing Holdings Ltd. and United States Trust Company of New York, to
         the Indenture dated as of May 18, 1998 (incorporated by reference to
         Exhibit 4.4 to the Registrant's Registration Statement on Form S-4
         filed on July 12, 1999).
 4.4     Credit Agreement, dated as of July 2, 1999, among the Registrant,
         Global Crossing Holdings Ltd., the Lenders party thereto and The Chase
         Manhattan Bank as Administrative Agent (incorporated by reference to
         Exhibit 10.7 to the Registrant's Registration Statement on Form S-4/A
         filed on August 5, 1999).
 4.5     Indenture, dated as of November 19, 1999, among Global Crossing Ltd.,
         Global Crossing Holdings Ltd. and United States Trust Company of New
         York (incorporated by reference to Exhibit 4.5 to the Global Crossing
         Holdings Ltd. Registration Statement on Form S-4 filed on January 11,
         2000 (File No. 333-94449)).
         Except as hereinabove provided, there is no instrument with respect to long-term debt of the Registrant and its consolidated subsidiaries under which the total authorized amount exceeds 10 percent of the total consolidated assets of the Registrant. The Registrant agrees to furnish to the SEC upon its request a copy of any instrument relating to long-term debt.
 4.6     Form of Indenture between the Registrant and United States Trust
         Company of New York, as Trustee (filed herewith).
 4.7     Form of Certificate of Designations, Powers, Preferences and Rights
         for Preferred Stock (filed herewith).
 4.8     Form of Common Stock Certificate. (The Form of Common Stock
         Certificate included as Exhibit 4.1 to the Registrant's registration statement on Form S-1 filed on July 23, 1998 is hereby incorporated herein by reference.)
 4.9     Form of Preferred Stock Certificate (filed herewith).
 4.10    Form of Debt Warrant Agreement (filed herewith).
 4.11    Form of Equity Warrant Agreement (filed herewith).
 4.12    Form of Debt Security (filed herewith).
 5.1     Opinion of Appleby, Spurling & Kempe (to be filed by amendment).
 10.1    Project Development and Construction Contract, dated as of March 18,
         1997, among AT&T Submarine Systems, Inc. and Atlantic Crossing Ltd.
         (formerly Global Telesystems Ltd.) (incorporated by reference to
         Exhibit 10.2 to the July 23, 1998 S-1/A).
 10.2    Project Development and Construction Contract, dated as of April 21,
         1998, among Tyco Submarine Systems, Ltd. and Pacific Crossing Ltd.
         (incorporated by reference to Exhibit 10.3 to the July 23, 1998 S-
         1/A).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 10.3    Project Development and Construction Contract, dated as of June 2,
         1998, among Alcatel Submarine Networks and Mid-Atlantic Crossing Ltd.
         (incorporated by reference to Exhibit 10.4 to the July 23, 1998 S-
         1/A).
 10.4    Project Development and Construction Contract, dated as of July 21,
         1998, among Tyco Submarine Systems, Ltd. and Pan American Crossing
         Ltd. (incorporated by reference to Exhibit 10.5 to the Registrant's
         Quarterly Report on Form 10-Q filed on November 16, 1998).
 10.5    Project Development and Construction Contract, dated as of July 30,
         1999, among Alcatel Submarine Networks and South American Crossing
         Ltd. (incorporated by reference to Exhibit 10.5 to the Global Crossing
         Holdings Ltd. Registration Statement on Form S-4 filed on January 11,
         2000 (File No. 333-94449) portions have been omitted pursuant to a request for confidential treatment).
 10.6    Lease made as of October 1, 1999 between North Crescent Realty V, LLC and Global Crossing Development Company (incorporated by reference to
         Exhibit 10.1 to the November 15, 1999 10-Q).
 10.7    Form of Stockholders Agreement dated as of August 12, 1998 among the
         Registrant and the investors named therein (incorporated by reference to Exhibit 9.1 to the July 23, 1998 S-1/A).
 10.8    Form of Registration Rights Agreement dated as of August 12, 1998 among the Registrant and the investors named therein (incorporated by reference to Exhibit 4.4 to the July 23, 1998 S-1/A).
 10.9    Voting Agreement, dated as of March 16, 1999, among certain shareholders of the Registrant parties thereto, Frontier Corporation and, for certain purposes only, the Registrant (incorporated by reference to Exhibit 10.2 to the March 19, 1999 8-K).

 10.10   Second Reaffirmation of Voting Agreement and Share Transfer
         Restriction Agreement, dated as of September 2, 1999 (incorporated by reference to Annex S-B to the joint proxy statement/prospectus supplement included in the Registrant's Registration Statement on Form
         S-4 filed on September 8, 1999 (the "September 8, 1999 S-4").
 10.11 Share Transfer Restriction Agreement, dated as of September 2, 1999, among certain shareholders of Global Crossing Ltd., certain shareholders of Frontier Corporation and Global Crossing Ltd.
         (incorporated by reference to Annex S-C to the joint proxy statement/prospectus supplement included in the September 8, 1999 S-
         4).
 10.12 Tender Offer and Purchase Agreement, dated as of May 16, 1999, between the Registrant and U S WEST, Inc. (incorporated by reference to
         Exhibit (c)(2) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21,
         1999).
 10.13   Standstill Agreement dated as of May 16, 1999 between U S WEST, Inc.
         and the Registrant (incorporated by reference to Exhibit (c)(4) to U S
         WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.14 Voting Agreement dated as of May 16, 1999 between U S WEST, Inc. and the Registrant (incorporated by reference to Exhibit (c)(3) to U S
         WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.15   Tender and Voting Agreement dated as of May 16, 1999 among U S WEST,
         Inc., the Registrant and the shareholders party thereto (incorporated by reference to Exhibit (c)(5) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.16 Agreement dated as of May 16, 1999 among the Registrant and the shareholders party thereto (incorporated by reference to Exhibit
         (c)(6) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).
 10.17 Transfer Agreement dated as of May 16, 1999 among the Registrant and the shareholders party thereto (incorporated by reference to Exhibit
         (c)(8) to U S WEST, Inc.'s Schedule 14D-1 filed on May 21, 1999).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 10.18   Amendment No. 1 dated as of July 18, 1999 to Tender Offer and Purchase
         Agreement dated as of May 16 1999 between the Registrant and U S WEST,
         Inc. (incorporated by reference to Exhibit 10.2 to the July 20, 1999
         8-K).
 10.19   Agreement, dated as of July 18, 1999, between Qwest Communications
         International Inc. and the Registrant (incorporated by reference to
         Exhibit 10.3 to the July 20, 1999 8-K).
 10.20   Agreement, dated as of July 18, 1999, between Global Crossing Holdings
         Ltd. and Qwest Communications International Inc. (incorporated by reference to Exhibit 10.4 to the July 20, 1999 8-K).
 10.21   Registration Rights Agreement, dated as of November 5, 1999, among the
         Registrant and the initial purchasers of the Registrant's 6 3/8%
         Cumulative Convertible Preferred Stock named therein (incorporated by reference to Exhibit 10.21 to the Registrant's Registration Statement
         on Form S-3 (File No. 333-94805) filed on January 18, 2000).
 10.22   1998 Global Crossing Ltd. Stock Incentive Plan, as amended and restated effective December 7, 1999 (incorporated by reference to
         Exhibit 10.21 to the Global Crossing Holdings Ltd. Registration
         Statement on Form S-4 filed on January 11, 2000 (File No. 333-94449)).
 10.23   Form of Non-Qualified Stock Option Agreement as in effect on September
         30, 1999 (incorporated by reference to Exhibit 10.2 to the November
         15, 1999 10-Q).
 10.24   Frontier Corporation Supplemental Retirement Savings Plan as amended and restated effective January 1, 1996 (incorporated by reference to
         Exhibit 10.13 to Frontier Corporation's Annual Report on Form 10-K
         filed March 28, 1997).
 10.25   Amendment No. 1, effective March 16, 1999, to Frontier Corporation
         Supplemental Retirement Savings Plan (incorporated by reference to
         Exhibit 10.2 to Frontier Corporation's Quarterly Report on Form 10-Q
         filed August 3, 1999).
 10.26   Amendment No. 2, dated September 21, 1999, to Frontier Corporation
         Supplemental Retirement Savings Plan (incorporated by reference to
         Exhibit 10.5 to the November 15, 1999 10-Q).
 10.27   Employment Agreement dated as of February 19, 1999 between the
         Registrant and Robert Annunziata (incorporated by reference to Exhibit
         10.8 to the Registrant's Quarterly Report on Form 10-Q filed on May
         10, 1999).
 10.28   Executive Contract dated January 1, 1998 between Joseph P. Clayton and
         Frontier Corporation (incorporated by reference to Exhibit 10.22 to
         Frontier Corporation's Annual Report on Form 10-K filed March 26,
         1998).
 10.29   Amendment dated May 1, 1999 to Executive Contract between Joseph P.
         Clayton and Frontier Corporation (incorporated by reference to Exhibit
         10.9 to the November 15, 1999 10-Q).
 10.30   Sale Agreement, dated October 10, 1999, among Controls and
         Communications Limited, The Racal Corporation, Racal Electronics plc
         and the Registrant (incorporated by reference to Exhibit 2.1 of the
         Registrant's Current Report on Form 8-K filed on October 21, 1999).
 10.31   Subscription and Sale and Purchase Agreement, dated November 15, 1999, among Hutchison Whampoa Limited, Hutchison Telecommunications Limited,
         the Registrant and HCL Holdings Limited (incorporated by reference to
         Exhibit 10.33 to the Global Crossing Holdings Ltd. Registration
         Statement on Form S-4 filed on January 11, 2000 (File No. 333-94449)).
 10.32   Registration Rights Agreement, dated as of December 15, 1999, among the Registrant and the initial purchasers of the Registrant's 7%
         Cumulative Convertible Preferred Stock named therein (incorporated by reference to Exhibit 10.21 to the Registrant's Registration Statement
         on Form S-3 (File No. 333-94803) filed on January 18, 2000).

 Exhibit
 Number                            Exhibit Description
 -------                           -------------------
 10.33   Employment Agreement, dated as of December 5, 1999, between the
         Registrant and Leo J. Hindery, Jr. (incorporated by reference to
         Exhibit 10.32 to the Registrant's annual report on Form 10-K for the year ended December 31, 1999).
 10.34   Form of Change in Control Agreement between the Registrant and
         Executive Officers of the Registrant approved by the Board of
         Directors in January 2000 (incorporated by reference to Exhibit 10.33 to the Registrant's annual report on Form 10-K for the year ended
         December 31, 1999).
 10.35   Employment Agreement, dated as of December 3, 1999, between the
         Registrant and John A. Scarpati (incorporated by reference to Exhibit
         10.36 to Registrant's annual report on Form 10-K for the year ended
         December 31, 1999).
 12.1    Statement of Computation of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to Registrant's annual report on Form 10-K for the year ended December 31, 1999).
 21.1    Subsidiaries of the Registrant (incorporated by reference to Exhibit
         21.1 to Registrant's annual report on Form 10-K for the year ended
         December 31, 1999).
 23.1    Consent of Arthur Andersen (filed herewith).
 23.2    Consent of PricewaterhouseCoopers LLP (filed herewith).
 23.3    Consent of KPMG Audit Plc (filed herewith).
 23.4    Consent of Deloitte & Touche (filed herewith).
 23.5    Consent of PricewaterhouseCoopers (filed herewith).
 23.6    Consent of Appleby, Spurling & Kempe (included in Exhibit 5.1).
 24.1    Power of Attorney of the Registrant (previously filed with this
         Registration Statement).